As filed with the Securities and Exchange Commission on April 28, 2000
                                             Registration No. 33-26116
                                                              811-5710

                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                 FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              X
     Pre-Effective Amendment No.

     Post-Effective Amendment No.     12                             X
          and/or


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      X

                          Amendment No.     13                       X

                     (Check appropriate box or boxes.)


                     LEXINGTON NATURAL RESOURCES TRUST
              -----------------------------------------------
            (Exact name of Registrant as specified in Charter)

                          Park 80 West Plaza Two
                      Saddle Brook, New Jersey  07663
             ------------------------------------------------
                 (Address of principal executive offices)

              Registrant's Telephone Number:  (201) 845-7300

                          Lisa Curcio, Secretary
                     Lexington Natural Resources Trust
          Park 80 West Plaza Two, Saddle Brook, New Jersey  07663
              ------------------------------------------------
                  (Name and address of agent for service)

                              With a copy to:
                           Carl Frischling, Esq.
                       Kramer, Levin, Naftalis & Frankel
                919 Third Avenue, New York, New York 10022
              ------------------------------------------------
     It is proposed that this filing will become effective May 1, 2000 pursuant to Paragraph (b) of Rule 485.
              ------------------------------------------------
The Registrant has registered an indefinite number of shares pursuant to Section 24(f) of the Investment Company Act of 1940. A Rule
24f-2 Notice for the Registrant's fiscal year ending December 31, 1999 was filed on March 31, 2000.

                                                                     PROSPECTUS
                                                                    May 1, 2000


                       Lexington Natural Resources Trust

P.O. Box 1515 / Park 80 West Plaza Two Saddle Brook, New Jersey 07663 201-845-
                                     7300

-------------------------------------------------------------------------------

       The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance
     Companies").

       Individual variable annuity contract holders and variable life insurance policy holders are not "shareholders" of the Fund. The Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies may pass through voting rights to their variable annuity contract or variable life insurance policyholders. Shares of the Fund are not offered directly to the general public.

-------------------------------------------------------------------------------

  The Securities and Exchange Commission has not approved nor disapproved the shares of Lexington Natural Resources Trust. The Securities and Exchange Commission also has not determined whether this prospectus is accurate or complete. Any person who tells you that the Securities and Exchange Commission has made such an approval or determination is committing a crime.

-------------------------------------------------------------------------------

                              Risk/Return Summary
-------------------------------------------------------------------------------

                             INVESTMENT OBJECTIVE

  The Lexington Natural Resources Trust's investment objective is to seek long-term growth of capital through investment primarily in common stocks of companies that own or develop natural resources and other basic commodities, or supply goods and services to such companies. Current income will not be a factor. Total return will consist primarily of capital appreciation.

  The investment objective may not be changed without shareholder approval.

                              INVESTMENT STRATEGY

  The Lexington Natural Resources Trust (the "Fund") normally invests at least 65% of its total assets in companies with substantial natural resource assets. Natural resource assets are materials derived from natural resources which have economic value. The Fund seeks to identify securities of companies that it believes to be undervalued relative to the value of the natural resource assets they hold. This identification process will take into account current and anticipated economic and financial conditions.

  The remaining 35% of the Fund's total assets may be invested in common stock of companies that are not natural resource companies and in debt securities of natural resource companies as well as other companies.

  The Fund may invest up to 25% of its total assets in securities principally traded in markets outside the United States.

                                PRINCIPAL RISKS

  Through stock investments, the Fund may expose you to common stock risks which may cause you to lose money if there is a sharp or sudden decline in the share price of one of the companies in the Fund's portfolio. Due to the inherent effects of the stock market, the value of the Fund will fluctuate with the movement of the market as well as in response to the activities of individual companies in the Fund's portfolio.

  In addition, the Fund's investments in foreign securities may involve risks greater than those attendant to investments in securities of U.S. issuers. Some foreign stock markets tend to be more volatile than U.S. markets due to economic and political instability and regulatory conditions in those countries. In addition, many foreign securities are denominated in foreign currencies, whose values may decline against the U.S. dollar. See "Risk of Investing in Foreign Securities" on page 4.

  Because the Fund will invest a substantial portion of its portfolio in the securities of companies with natural resource assets, it should be considered as a vehicle for diversification and not as a balanced investment program.

                        BAR CHART AND PERFORMANCE TABLE

  The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance from 1990 through 1999. The table shows how the average annual return compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

  *Prior to October 14, 1991, the Fund operated under a different name and investment objective. Fund performance figures in this bar chart do not reflect separate account fees charged by the insurance company, otherwise performance figures would be lower.

  Past Fund Performance The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

                    Average Annual Returns Through 12/31/99


Past Fund Performance The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

 1990    1991    1992    1993    1994    1995    1996    1997    1998    1999
 ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
-14.85%  -4.95%  3.22%   10.99% -5.38%  16.87%  26.89%   7.15%  -19.62%  14.09%

                    Average Annual Returns Through 12/31/99

Lexington Natural
Resources Trust                  14.09%         7.82%           2.48%

Standard & Poor's 500
Stock Price Index                21.04%        28.56%          18.21%
-------------------------------------------------------------------------
                                1 Year         5 Year          10 Year
-------------------------------------------------------------------------
 During the six year period shown in the above graph chart, the Fund's highest quarterly return was 19.27% for the third quarter in 1997 and the Fund's lowest quarterly return was -15.11% for the third quarter in 1998.


            MORE ABOUT OUR INVESTMENT STRATEGIES AND RELATED RISKS

Additional Investment Strategies

  At any time management deems it advisable for temporary defensive or liquidity purposes, the Fund may hold all its assets in cash or cash equivalents and invest in, or hold unlimited amounts of, debt obligations of the United States Government or its political subdivisions, and money market instruments including repurchase agreements with maturities of seven days or less and Certificates of Deposit.

Related Risks

Risks of Investing

  The following risks are generally common to all managed mutual funds and, therefore, apply to the Fund:

  . Market Risk. The market value of a security may go up or down, sometimes rapidly and unpredictably. A decline in market value may cause a security to be worth less than it was at the time of purchase. Market risk applies to individual securities, a particular sector or the entire economy.

  . Manager Risk. Fund management affects Fund performance. The Fund may lose money if the Fund manager's investment strategy does not achieve the Fund's objective or the manager does not implement the strategy properly.

Risk of Investing in Foreign Securities

  The following risks apply to all mutual funds that invest in foreign securities including the Fund:


  . Legal System and Regulation Risk. Foreign countries have different legal systems and different regulations concerning financial disclosure, accounting and auditing standards. Corporate financial information that would be disclosed under U.S. law may not be available. Foreign accounting and auditing standards may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards. Additionally, government oversight of foreign stock exchanges and brokerage industries may be less stringent than in the U.S.
  . Currency Risk. Most foreign stocks are denominated in the currency of the stock exchange where they are traded. The Fund's net asset value is denominated in U.S. dollars. The exchange rate between the U.S. dollar and most foreign currencies fluctuates; therefore, the net asset value of the Fund will be affected by a change in the exchange rate between the U.S. dollar and the currencies in which the Fund's stocks are denominated. The Fund may also incur transaction costs associated with exchanging foreign currencies into U.S. dollars.

  . Stock Exchange and Market Risk. Foreign stock exchanges generally have less volume than U.S. stock exchanges. Therefore, it may be more difficult to buy or sell shares of foreign securities, which increases the volatility of share prices on such markets. Additionally, trading on foreign stock markets may involve longer settlement periods and higher transaction costs.

  . Expropriation Risk. Foreign governments may expropriate the Fund's investments either directly by restricting the Fund's ability to sell a security or by imposing exchange controls that restrict the sale of a currency or by taxing the Fund's investments at such high levels as to constitute confiscation of the security. There may be limitations on the ability of the Fund to pursue and collect a legal judgment against a foreign government.

  The Fund may trade in certain foreign securities markets which are less developed than comparable U.S. markets. The risks associated with trading in such markets include:

  . limited product lines of companies that own or develop natural resources or other basic commodities;

  . limited markets or financial or managerial resources;

  . their securities may be more susceptible to losses and risks of bankruptcy;

  . their securities may trade less frequently and with lower volume, leading to greater price fluctuations; and,

  . their securities are subject to increased volatility and reduced liquidity due to limited market making and arbitrage activities.

Non-diversified Portfolio

  The Fund is a non-diversified investment company. Non-diversified investment companies may invest an unlimited proportion of their total assets in a single company, which increases risk. The Fund intends to comply with diversification requirements of the federal tax law to qualify as a regulated investment company. For more detailed information on the federal tax law diversification requirement, see the tax section of the Statement of Additional Information.

Portfolio Turnover

  The Fund intends to buy and hold securities for long term growth of capital, however, annual portfolio turnover could exceed 100%. A 100% turnover rate occurs if all of the Fund's investments were sold and either repurchased or replaced in a year. A higher portfolio turnover rate results in higher transaction costs which are borne by the Fund.

Temporary Defensive Position

  When the Fund anticipates unusual market or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the Fund avoid losses but may mean lost opportunities.

Interests of the Holders of Variable Insurance Contracts and Policies

  The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Fund currently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Fund's Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If a conflict were to occur, an insurance company separate account might be required to withdraw its investments in the Fund and the Fund might be forced to sell securities at disadvantageous prices. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the Participating Insurance Companies. The Fund assumes no responsibility for such prospectuses.

                            MANAGEMENT OF THE FUND

  The business affairs of the Fund are managed under the direction of its Board of Trustees. There are currently nine Trustees (of whom six are non-affiliated persons) who meet five times each year. The Statement of Additional Information contains additional information regarding the Trustees and officers of the Fund.

                              INVESTMENT ADVISER

  Lexington Management Corporation ("LMC"), a wholly-owned subsidiary of Lexington Global Asset Managers, Inc. ("LGAM"), is the investment adviser to the Fund. LMC and its predecessor companies, registered investment advisers under the Investment Advisers Act of 1940, as amended, were established in 1938. LMC is located at P.O. Box 1515, Park 80 West Plaza Two, Saddle Brook, New Jersey 07663. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities have a controlling interest in Lexington Global Asset Managers, Inc., a Delaware corporation. LGAM has entered into an agreement with ReliaStar Financial Corporation ("ReliaStar") for ReliaStar to acquire LGAM. ReliaStar is a Minneapolis-based holding company whose subsidiaries offer individuals and institutions life insurance and annuities, employee benefit products and services, life and health reinsurance, retirement plans, mutual funds, bank products and personal finance education. Completion of the acquisition is subject to customary conditions, including regulatory approvals and approval by LGAM shareholders. Subject to approval by the Fund's Trustees and shareholders, the Fund will enter into a new investment advisory agreement with Pilgrim Investments, Inc., a subsidiary of ReliaStar. LMC advises private clients as well as the Fund. LMC supervises and assists in the overall management of the Funds, subject to the oversight by the Board of Trustees. Lexington Funds Distributor, Inc. is a registered broker-dealer and is the distributor of shares of the Fund.

  The Investment Adviser has entered into a sub-advisory management contract with Market Systems Research Advisors, Inc., 80 Maiden Lane, New York, New York 10038, a registered investment adviser, under which the Sub-Adviser will provide the Fund with certain investment management and administrative services. The Sub-Adviser serves as investment adviser to private and institutional accounts.

  The Investment Adviser is paid an investment advisory fee at the annual rate of 1.00% of the average daily net assets of the Fund, which is higher than that paid by most other investment companies. This fee is computed on the basis of the Fund's average daily net assets and is payable on the last business day of each month.

                               PORTFOLIO MANAGER

  The Fund is managed by an investment management team. Frank A. Peluso and Robert M. DeMichele are the lead managers.

  Frank A. Peluso has 37 years investment experience. Mr. Peluso is President and Chief Executive Officer of Market Systems Research Advisors, Inc. ("MSR"), the sub-adviser to the Fund. Mr. Peluso utilizes a proprietary analytical system to identify securities with performance potential which he believes to be exceptional. In addition, Mr. Peluso's proprietary data is used by professional money managers, insurance companies, brokerage firms, banks, mutual fund companies and pension funds. In 1976, he established Marketiming, Inc. (currently named Market Systems Research, Inc., a fully-owned subsidiary of MSR.) He was with MSR since its inception in 1986. Mr. Peluso graduated from Princeton University and completed a year of post-graduate study at Columbia University, and two years of post-graduate study at Princeton University with a Fellowship in Mathematics.

  Robert M. DeMichele is Chairman and Chief Executive Officer of Lexington Management Corporation. He is also the Chairman of the Investment Strategy Group. In addition, he is President of Lexington Global Asset Managers, Inc., LMC's parent company. He holds similar offices in other companies owned by Lexington Global Asset Managers, Inc., as well as, the Lexington Funds.

  Prior to joining LMC in 1981, Mr. DeMichele was a Vice President at A.G. Becker, Inc. the securities division of Warburg, Paribus, Becker, an international investment banking firm. From 1973 to 1981, Mr. DeMichele held several positions, the most recent managing A.G. Becker's Funds Evaluation and Consulting Group for both the East and West coasts.

  Mr. DeMichele is a graduate of Union College with a B.A. Degree in Economics and an M.B.A. in Finance from Cornell University.

                       HOW TO PURCHASE AND REDEEM SHARES

  With the exception of shares held in connection with initial capital of the Fund, shares of the Fund are currently available for purchase solely by participating insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are purchased and redeemed at net asset value next calculated after a purchase or redemption order is received by the Fund in good order. There are no minimum investment requirements. Payment for shares redeemed will be made as soon as possible, but in any event within three business days after the order for redemption is received by the Fund. However, payment may be postponed under unusual circumstances, such as when normal trading is not taking place on the New York Stock Exchange.

                       SHAREHOLDER SERVICING AGREEMENTS

  The Fund may enter into Shareholder Servicing Agreements with insurance companies or other financial institutions ("Shareholder Servicing Agents") that provide administrative services for the Fund or that provide to contract holders and policyholders other services relating to the Fund. These services may include: sub-accounting services, answering inquiries of contract holders and policyholders regarding the Fund, transmitting, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to contract holders and policyholders regarding the Fund, and such other related services as the Fund or a contractholder or policyholder may request. The fees paid by the Fund for these services to Shareholder Servicing Agents will not exceed 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment is made. LMC, at no additional cost to the Fund, may pay to Shareholder Servicing Agents additional amounts from its past profits. A Shareholder Servicing Agent may, from time to time, choose not to receive all of the fees payable to it.

                       DETERMINATION OF NET ASSET VALUE

  How and when we calculate the Fund's price or net asset value (NAV) determines the price at which insurance companies buy or sell shares. The net asset value of the Fund is determined once daily as of 4:00 p.m., New York time, on each day that the NYSE is open for trading. Per share net asset value is calculated by dividing the value of the Fund's total net assets by the total number of the Fund's shares then outstanding.

  As more fully described in the Statement of Additional Information, portfolio securities are valued using current market valuations: either the last reported sales price or, in the case of securities for which there is no reported last sale and fixed-income securities, the mean between the closing bid and asked price. Securities for which market quotations are not readily available or which are illiquid are valued at their fair values as determined in good faith under the supervision of the Fund's officers, and by the Investment Adviser and the Board of Trustees, in accordance with methods that are specifically authorized by the Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost as reflecting fair value.

  Foreign Funds. The Fund may invest in securities denominated in foreign currencies and traded on foreign exchanges. To determine their value, we convert their foreign-currency price into U.S. dollars by using the exchange rate last quoted by a major bank. Exchange rates fluctuate frequently and may affect the U.S. dollar value of foreign-denominated securities, even if their market prices do not change. In addition, some foreign exchanges are open for trading when the U.S. market is closed. As a result, the Fund's foreign securities--and their prices--may fluctuate during periods when Fund shares cannot be bought, sold or exchanged.

  The value of securities denominated in foreign currencies and traded on foreign exchanges or in foreign markets will be translated into U.S. dollars at the last price of their respective currency denomination against U.S. dollars quoted by a major bank or, if no such quotation is available, at the rate of exchange determined in accordance with policies established in good faith by the Board of Trustees. Because the value of securities denominated in foreign currencies must be translated into U.S. dollars, fluctuations in the value of such currencies in relation to the U.S. dollar may affect the net asset value of Fund shares even without any change in the foreign-currency denominated values of such securities.

  Because foreign securities markets may close before the Fund determines its net asset value, events affecting the value of portfolio securities occurring between the time prices are determined and the time the Fund calculates its net asset value may not be reflected unless the Manager, under supervision of the Board of Trustees, determines that a particular event would materially affect the Fund's net asset value.

                   DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  The Fund distributes substantially all its net investment income and net capital gains to shareholders each year.

  . Distributions are not guaranteed.

  . The Board of Trustees has discretion in determining the amount and frequency of any distributions.

  . All dividends and other distributions will be reinvested automatically in additional shares and credited to the shareholders' account.

                                  TAX MATTERS

  The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so that it will not be subject to federal income tax on its earnings and capital gains that are distributed to its shareholders. In addition, the Fund intends to comply with the diversification requirements of the Code and Treasury Regulations in order to maintain the tax-deferred status of the separate accounts of the Participating Insurance Companies.

  Shares of the Fund must be purchased through variable life insurance policies (the "Policies") or variable annuity contracts (the "Contracts"). As a result, it is anticipated that any dividend or capital gains distribution from the Fund and any proceeds from the redemption of the shares of the Fund will be exempt from current taxation if left to accumulate within a Policy or Contract. Withdrawals from Policies or Contracts may be subject to ordinary income tax plus a 10% penalty tax if made before age 59 1/2.

  The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative, administrative or judicial action. As the foregoing discussion is for general information only, a prospective investor also should review the more detailed discussion of federal income tax considerations that is contained in the Statement of Additional Information. In addition, each prospective investor should consult with his own tax adviser as to the tax consequences of investments in the Fund, including the application of state and local taxes which may differ from the federal income tax consequences described above.

  THE TAX STATUS OF YOUR INVESTMENT IN THE FUND DEPENDS UPON THE FEATURES OF YOUR POLICY OR CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE POLICY OR CONTRACT PROSPECTUS.

Statement of Additional Information. The Statement of Additional Information provides a more complete discussion about the Fund and is incorporated by reference into this prospectus, which means that it is considered a part of this prospectus.

  A Statement of Additional Information dated May 1, 2000, which provides a further discussion of certain matters in this Prospectus and other matters that may be of interest to some investors, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference.

Annual and Semi-Annual Reports. The annual and semi-annual reports to shareholders contain additional information about the Fund's investments, including a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To Review or Obtain this Information: The Statement of Additional Information and annual and semi-annual reports are available without charge upon your request by calling Lexington Natural Resources Trust at (800) 526-0056 Attn:
Shareholder Services. This information may be reviewed at the Public Reference Room of the Securities and Exchange Commission or by visiting the SEC's World Wide Web site at www.sec.gov. In addition, this information may be obtained for a fee by writing or calling the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. 20549-6009, telephone (800) SEC-0330.

                             FINANCIAL HIGHLIGHTS

  The following financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial highlights for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                                          Year ended December 31,
                                  --------------------------------------------
                                   1999     1998      1997     1996     1995
                                  -------  -------   -------  -------  -------
Net asset value, beginning of
 period.......................... $ 11.03  $ 14.91   $ 14.29  $ 11.30  $  9.71
                                  -------  -------   -------  -------  -------
Income (loss) from investment
 operations:
 Net investment income...........    0.06     0.08      0.06     0.05     0.06
 Net realized and unrealized gain
  (loss) on investments..........    1.50    (2.98)     1.00     2.99     1.58
                                  -------  -------   -------  -------  -------
    Total income (loss) from
     investment operations.......    1.56    (2.90)     1.06     3.04     1.64
                                  -------  -------   -------  -------  -------
Less distributions:
 Distributions from net
  investment income..............   (0.08)   (0.08)      --     (0.05)   (0.05)
 Distributions from net realized
  gains..........................     --     (0.90)    (0.44)     --       --
                                  -------  -------   -------  -------  -------
    Total distributions..........   (0.08)   (0.98)    (0.44)   (0.05)   (0.05)
                                  -------  -------   -------  -------  -------
Net asset value, end of period... $ 12.51  $ 11.03   $ 14.91  $ 14.29  $ 11.30
                                  =======  =======   =======  =======  =======
 Total return....................   14.09%  (19.62)%    7.15%   26.89%   16.87%
Net assets, end of period (000's
 omitted)........................ $31,737  $35,418   $65,263  $37,934  $16,955
Ratio to average net assets:
 Expenses........................    1.33%    1.29 %    1.25%    1.42%    1.47%
 Net investment income...........    0.34%    0.42 %    0.39%    0.40%    0.56%
Portfolio turnover rate..........   41.74%   74.36 %  114.16%  102.76%  149.18%

Investment Adviser
--------------------------------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515/Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

Sub-Adviser
--------------------------------------------------------------------------------
MARKET SYSTEMS RESEARCH ADVISORS, INC.
80 Maiden Lane
New York, N.Y. 10038

Distributor
--------------------------------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515/Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

Transfer Agent
--------------------------------------------------------------------------------
STATE STREET BANK AND TRUST COMPANY
c/o National Finance Data Services
1004 Baltimore
Kansas City, Missouri 64105

Table of
Contents                                                                      Page
--------                                                                      ----
Investment Objective........................................................   2

Investment Strategies.......................................................   2

Principal Risks.............................................................   2

Bar Chart and Performance Table.............................................   2

More About Our Investment Strategies and Related Risks......................   3

Management of the Fund......................................................   5

Investment Adviser..........................................................   5

Portfolio Manager...........................................................   5

How to Purchase and Redeem Shares...........................................   6

Shareholder Servicing Agreements............................................   6

Determination of Net Asset Value............................................   6

Dividends and Capital Gain Distributions....................................   7

Tax Matters.................................................................   7

Financial Highlights........................................................   8

                                   LEXINGTON
                                   NATURAL
                                   RESOURCES
                                     TRUST
                           -------------------------
                             Investment Objective:
                          Long-term Growth of Capital
                           -------------------------

                                  Prospectus
                                  May 1, 2000

                              The Lexington Group
                                  of No-Load
                             Investment Companies

                                 LEXINGTON/SM/

                       LEXINGTON NATURAL RESOURCES TRUST

                      STATEMENT OF ADDITIONAL INFORMATION

                                  May 1, 2000

  This Statement of Additional Information is not a prospectus. You should read it in conjunction with the current prospectus of Lexington Natural Resources Trust (the "Fund"), dated May 1, 2000, and any revisions to the prospectus which might occur from time to time. To obtain a copy of the Fund's prospectus at no charge, please write to the Fund at P.O. Box 1515/Park 80 West-Plaza Two, Saddle Brook, New Jersey 07663 or call the following number:
201-845-7300.

  Lexington Management Corporation is the Fund's investment adviser. Lexington Funds Distributor, Inc. is the Fund's distributor.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
General Information and History............................................   1
Investment Objectives and Policies.........................................   1
Certain Investments Methods................................................   1
Investment Restrictions....................................................   2
Management of the Fund.....................................................   3
Portfolio Transactions and Brokerage Commissions...........................   9
Capital Stock Structure....................................................  10
Tax Matters................................................................  11
Performance Calculation....................................................  11
Other Information..........................................................  12
Transfer Agent.............................................................  12
Custodian..................................................................  12
Counsel and Independent Auditors...........................................  13
Financial Statements.......................................................  14

                        GENERAL INFORMATION AND HISTORY

  The Fund is a non-diversified, open-end management investment company organized on November 15, 1988 as a business trust under the laws of the Commonwealth of Massachusetts. The Fund was formerly named "Lexington Gold Trust". At a meeting held on September 30, 1991, the shareholders of the Fund approved a change in the Fund's fundamental investment objective and policies. In connection with the change of investment objective and policies, the Fund also changed its name to "Lexington Natural Resources Trust".

                      INVESTMENT OBJECTIVES AND POLICIES

  The Fund's investment objective is to seek long-term growth of capital through investment primarily in common stocks of companies which own, or develop natural resources and other basic commodities, or supply goods and services to such companies. Current income will not be a factor. Total return will consist primarily of capital appreciation.

                          CERTAIN INVESTMENT METHODS

  Generally, a company has substantial natural resource assets when at least 50% of the non-current assets, capitalization, gross revenues or operating profits of the company in the most recent or current fiscal year are involved in or result from, directly or indirectly through subsidiaries, exploring, mining, refining, processing, fabricating, dealing in or owning natural resource assets. Examples of natural resource assets include: companies that specialize in energy sources (e.g., coal, geothermal power, natural gas and oil), environmental technology (e.g., pollution control and waste recycling), forest products, agricultural products, chemical products, ferrous and non-ferrous metals (e.g., iron, aluminum and copper), strategic metals (e.g., uranium and titanium), precious metals (e.g., gold, silver and platinum), and other basic commodities.

  Management attempts to achieve the investment objective of the Fund by seeking to identify securities of companies that, in its opinion, are undervalued relative to the value of natural resource holdings of such companies in light of current and anticipated economic or financial conditions. Natural resource assets are materials derived from natural sources which have economic value. The Fund will consider a company to have substantial natural resource assets when, in management's opinion, the company's holdings of the assets are of such magnitude, when compared to the capitalization, revenues or operating profits of the company, that changes in the economic value of the assets will affect the market price of the equity securities of such company. The Fund presently does not intend to invest directly in natural resource assets or related contracts. The Fund may invest up to 25% of its total assets in securities principally traded in markets outside the United States.

  Management of the Fund believes that, based upon past performance, the securities of specific companies that hold different types of substantial natural resource assets may move relatively independently of one another during different stages of inflationary cycles due to different degrees of demand for, or market values of, their respective natural resource holdings during particular portions of such inflationary cycles. The Fund's fully managed investment approach enables it to switch its emphasis among various industry groups depending upon management's outlook with respect to prevailing trends and developments. The investment objective and policies of the Fund described in the first two paragraphs of this section are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended.

                            INVESTMENT RESTRICTIONS

  The Fund's investment objective and the following investment restrictions are matters of fundamental policy which may not be changed without the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a shareholder's meeting at which more than 50% of the outstanding shares are present or represented by proxy or (b) more than 50% of the outstanding shares. The Fund is a non-diversified management investment company and

   1. with respect to 50% of its assets, the Fund will not at the time of purchase invest more than 5% of its total assets, at market value, in the securities of one issuer (except the securities of the United States Government);

   2. with respect to the other 50% of its assets, the Fund will not invest at the time of purchase more than 25% of the market value of its total assets in any single issuer.

  These two restrictions, hypothetically, could give rise to a portfolio with as few as fourteen issues.

  In addition, the Fund will not:

   1. Purchase more than 10% of the voting securities or more than 10% of any class of securities of any issuer. (For this purpose all outstanding debt securities of an issuer are considered as one class, and all preferred stocks of an issuer are considered as one class.)

   2. Purchase any security restricted as to disposition under Federal Securities laws or securities that are not readily marketable or purchase any securities if such a purchase would cause the Fund to own at the time of such purchase, illiquid securities, including repurchase agreements with an agreed upon repurchase date in excess of seven days from the date of acquisition by the Fund, having aggregate market value in excess of 10% of the value of the Fund's total assets.

   3. Make short sales of securities or purchase any securities on margin, except for such short term credits as are necessary for the clearance of transactions.

   4. Write, purchase or sell puts, calls or combinations thereof. However, the Fund may invest up to 15% of the value of its assets in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular company at a specified price until expiration. Such investments generally can provide a greater potential for profit--or loss--than investment of an equivalent amount in the underlying common stock. The prices of warrants do not necessarily move parallel to the prices of the underlying securities. If the holder does not sell the warrant, he risks the loss of his entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. It should be understood that investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the corporation issuing them. In addition, the sale of warrants held more than one year generally results in a long term capital gain or loss to the holder, and the sale of warrants held for less than such period generally results in a short term capital gain or loss. The holding period for securities acquired upon exercise of warrants, however, begins on the day after the date of exercise, regardless of how long the warrant was held. This restriction on the purchase of warrants does not apply to warrants attached to, or otherwise included in, a unit with other securities.

   5. Invest in any commodities or commodities futures contracts, including futures contracts relating to gold.

   6.  Invest in real estate.

   7. Invest more than 5% of the value of its total assets in securities of issuers which, with their predecessors, have a record of less than three years continuous operation.

   8. Purchase or retain the securities of any issuer if the officers or Trustees of the Fund, or its Investment Adviser, or Sub-Adviser who own individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer.

   9. Lend money or securities, provided that the making of time or demand deposits with domestic banks and the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short term obligations in accordance with the Fund's objective and policies, are not prohibited.

  10. Borrow money, except for temporary emergency purposes, and in no event more than 5% of its net assets at value or cost, whichever is less; or pledge its gold or portfolio securities or receivables or transfer or assign or otherwise encumber them in an amount exceeding 10% of the value of its total assets.

  11.  Underwrite securities issued by others.

  12. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

  13. Invest for the purpose of exercising control or management of another company.

  14. Participate on a joint or a joint and several basis in any trading account in securities.

  The percentage restrictions referred to above are to be adhered to at the time of investment, and are not applicable to a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets.

                            MANAGEMENT OF THE FUND

        Investment Adviser, Sub-Adviser, Distributor and Administrator

  Lexington Management Corporation ("LMC"), P.O. Box 1515, Saddle Brook, New Jersey 07663 is the investment adviser to the Fund pursuant to an Investment Advisory Agreement dated August 21, 1991, (the "Advisory Agreement"). Lexington Funds Distributor, Inc. ("LFD") is the distributor of Fund shares pursuant to a Distribution Agreement dated September 21, 1991 (the "Distribution Agreement"). Both of these agreements were approved by the Fund's Board of Directors (including a majority of the Directors who were not parties to either the Advisory Agreement or the Distribution Agreement or "interested persons" of any such party) on November 29, 1999 and were last approved by the Board of Directors who are not interested directors on November 29, 1999. LMC makes recommendations to the Fund with respect to its investments and investment policies.

  LMC also acts as administrator to the Fund and performs certain administrative and accounting services, including but not limited to, maintaining general ledger accounts, regulatory compliance, preparation of financial information for semi-annual and annual reports, preparing registration statements, calculating net asset values, shareholder communications and supervision of the custodian, transfer agent and provides facilities for such services. The Fund reimburses LMC for its actual cost in providing such services, facilities and expenses.

  For its investment management services to the Fund, under its Advisory Agreement, LMC will receive a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. Advisory fees paid to LMC and expense reimbursements paid to the Fund are as follows:

                                Advisory         Sub Advisory            Expense
             Period               Fee                Fee              Reimbursement
             ------             --------         ------------         -------------
        1/1/97 to 12/31/97      $635,819           $317,919                $ 0
        1/1/98 to 12/31/98      $480,891           $240,442                $ 0
        1/1/99 to 12/31/99      $338,700           $169,353                $ 0

  LMC has agreed to reduce its management fee if necessary to keep total operating expenses at or below 2.50% of the Fund's average daily net assets. LMC may terminate this voluntary reduction at any time. Brokerage fees and commissions, taxes, interest and extraordinary expenses are not deemed to be expenses of the Fund for such reimbursement. LFD pays the advertising and sales expenses of the continuous offering of Fund shares, including the cost of printing prospectuses, proxies and shareholder reports for persons other than existing shareholders. The Fund furnishes LFD, at printer's overrun cost paid by LFD, such copies of its prospectus and annual, semi-annual and other reports and shareholder communications as may reasonably be required for sales purposes.

  Under the terms of the investment management agreement, LMC also pays the Fund's expenses for office rent, utilities, telephone, furniture and supplies utilized for the Fund's principal office and the salaries and payroll expense of officers and Trustees of the Fund who are employees of LMC or its affiliates in carrying out its duties under the investment management agreement. The Fund pays all its other expenses, including custodian and transfer agent fees, legal and registration fees, audit fees, printing of prospectuses, shareholder reports and communications required for regulatory purposes or for distribution to existing shareholders, computation of net asset value, mailing of shareholder reports and communications, portfolio brokerage, taxes and independent Trustees' fees.

  LMC has agreed to reduce its management fee if necessary to keep total operating expenses at or below 2.50% of the Fund's average daily net assets. Total annual operating expenses may also be subject to state blue sky regulations. LMC may terminate this voluntarily reduction at any time.

  LMC has entered into a sub-advisory management contract with Market Systems Research Advisors, Inc. ("MSR"), 80 Maiden Lane, New York, New York 10038, a registered investment advisor, under which the MSR will provide the Fund with certain investment management and administrative services. MSR serves as investment adviser to private and institutional accounts.

  The Advisory Agreement, the Sub-Advisory Agreement and the Distribution Agreement are subject to annual approval by affirmative vote of the Fund's Board of Directors cast in person at a meeting called for such purpose, and a majority of the Directors who are not parties either to the Advisory Agreement, the Sub-Advisory Agreement or the Distribution Agreement, as the case may be, or "interested persons" of any such party. Either the Fund or LMC may terminate the Advisory Agreement on 60 days written notice without penalty. Also, either the Fund or MSR may terminate the Sub-Advisory Agreement and the Fund or LFD may terminate the Distribution Agreement on 60 days' written notice without penalty. In addition, both the Advisory Agreement and the Sub-Advisory Agreement may be terminated by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days notice. All of the agreements mentioned above will terminate automatically in the event of assignment, as defined in the Investment Company Act of 1940.

  LMC is not liable to the Fund or its shareholders for any act or omission by LMC, its officers, directors or employees or any loss sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

  LMC and LFD are wholly owned subsidiaries of Lexington Global Asset Managers, Inc., a publicly traded corporation. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities have a majority voting control of outstanding shares of Lexington Global Asset Managers, Inc. Of the directors, officers or employees ("affiliated persons") of the Fund, Messrs. Corniotes, DeMichele, Faust, Hisey and Lavery and Mmes. Carnicelli, Carr-Waldron, Curcio, DiFalco, Gilfillan and Mosca (see "Management of the Fund"), may also be deemed affiliates of LMC and LFD by virtue of being officers, directors or employees thereof.

Trustees and Officers of the Fund

  The Fund's Trustees and executive officers, their ages as of the Fund's most recent fiscal year- end, their principal occupations and former affiliations are set forth below:

     Name                            Title       Experience Over Past 5 Years
     ----                            -----       ----------------------------
  +  S.M.S. CHADHA (62)            TRUSTEE    Secretary, Ministry of External
     3/16 Shanti Niketan,                     Affairs, New Delhi, India; Head
     New Delhi 21, India                      of Foreign Service Institute, New
                                              Delhi, India; Special Envoy of
                                              the Government of India;
                                              Director, Special Unit for
                                              Technical Cooperation among
                                              Developing countries, United
                                              Nations Development Program, New
                                              York

 *+  ROBERT M. DEMICHELE (55)      CHAIRMAN & Chairman and Chief Executive
     P.O. BOX 1515                 PRESIDENT  Officer, Lexington Management
     Saddle Brook, NJ 07663                   Corporation; President and
                                              Director, Lexington Global Asset
                                              Managers, Inc.; Chairman of the
                                              Board, Market Systems Research,
                                              Inc. and Market Systems Research
                                              Advisors, Inc.; Director,
                                              Chartwell Re Corporation,
                                              Claredon National Insurance
                                              Company, The Navigator's Group,
                                              Inc., Unione Italiana
                                              Reinsurance, Vanguard Cellular
                                              Systems, Inc. and Weeden & Co.;
                                              Vice Chairman of the Board of
                                              Trustees, Union College and
                                              Trustee, Smith Richardson
                                              Foundation

  +  BEVERLEY C. DUER (70)         TRUSTEE    Private Investor. Formerly
     340 East 72nd Street                     Manager, Operations Research
     New York, NY 10021                       Department, CPC International
                                              Inc.

 *+  BARBARA R. EVANS (39)         TRUSTEE    Private Investor, formerly
     5 Fernwood Road                          Assistant Vice President and
     Summit, NJ 07901                         Securities Analyst, Lexington
                                              Management Corporation.

 *+  RICHARD M. HISEY (41)         TRUSTEE &  Executive Vice President (Mutual
     P.O. Box 1515                 VICE PRES. Funds), Chief Financial Officer,
     Saddle Brook, NJ 07663                   Managing Director and Director,
                                              Lexington Management Corporation;
                                              Chief Financial Officer, Vice
                                              President and Director, Lexington
                                              Funds Distributor, Inc.; Chief
                                              Financial Officer, Market Systems
                                              Research Advisors, Inc.;
                                              Executive Vice President (Mutual
                                              Funds) and Chief Financial
                                              Officer, Lexington Global Asset
                                              Managers, Inc.

     Name                             Title      Experience Over Past 5 Years
     ----                             -----      ----------------------------
  +  JERARD F. MAHER (54)           TRUSTEE    General Counsel, Federal
     300 Raritan Center Parkway                Business Center; Counsel, Ribis,
     Edison, NJ 08818                          Graham & Curtin.

  +  ANDREW M. MCCOSH (59)          TRUSTEE    Professor of the Organisation of
     12 Wyvern Park                            Industry and Commerce,
     Edinburgh EH92JY, Scotland                Department of Business Studies,
     U.K.                                      The University of Edinburgh,
                                               Scotland.

  +  DONALD B. MILLER (73)          TRUSTEE    Chairman, Horizon Media, Inc.;
     10725 Quail Covey Drive                   Trustee, Galaxy Funds; Director,
     Boynton Beach, Fl 33436                   Maguire Group of Connecticut;
                                               prior to January 1989,
                                               President, Director and C.E.O.,
                                               Media General Broadcast
                                               Services.

  +  ALLEN H. STOWE (62)            TRUSTEE    President, Dartmouth Co-
     3674 Fifth & Ocean Aves.                  operative Society Co., Inc.
     Normandy Beach, NJ 08739

 *+  LISA CURCIO (40)               VICE PRES. Senior Vice President and
     P.O. BOX 1515                  AND        Secretary, Lexington Management
     Saddle Brook, NJ 07663         SECRETARY  Corporation; Vice President and
                                               Secretary, Lexington Funds
                                               Distributor, Inc.; Secretary,
                                               Lexington Global Asset Managers,
                                               Inc.

 *+  RICHARD J. LAVERY, CLU, ChFC   VICE       Senior Vice President, Lexington
     (46)                           PRESIDENT  Management Corporation; Vice
     P.O. BOX 1515                             President, Lexington Funds
     Saddle Brook, NJ 07663                    Distributor, Inc.

 *+  JANICE CARNICELLI (40)         VICE       Vice President, Lexington Funds
     P.O. BOX 1515                  PRESIDENT
     Saddle Brook, NJ 07663

 *+  CHRISTIE CARR-WALDRON (32)     TREASURER  Treasurer, Lexington Funds
     P.O. BOX 1515
     Saddle Brook, NJ 07663

 *+  CATHERINE DiFALCO (30)         ASSISTANT  Assistant Treasurer, Lexington
     P.O. BOX 1515                  TREASURER  Funds
     Saddle Brook, NJ 07663

 *+  SIOBHAN GILFILLAN (36)         ASSISTANT  Assistant Treasurer, Lexington
     P.O. BOX 1515                  TREASURER  Funds
     Saddle Brook, NJ 07663

 *+  SHERI MOSCA (36)               ASSISTANT  Assistant Treasurer, Lexington
     P.O. BOX 1515                  TREASURER  Funds
     Saddle Brook, NJ 07663

 *+  PETER CORNIOTES (37)           ASSISTANT  Vice President and Assistant
     P.O. BOX 1515                  SECRETARY  Secretary, Lexington Management
     Saddle Brook, NJ 07663                    Corporation; Assistant
                                               Secretary, Lexington Funds
                                               Distributor, Inc.

     Name                            Title     Experience Over Past 5 Years
     ----                            -----     ----------------------------
 *+  ENRIQUE FAUST (39)            ASSISTANT Assistant Vice President,
     P.O. BOX 1515                 SECRETARY Lexington Management Corporation
     Saddle Brook, NJ 07663

--------
* "Interested person" and/or "affiliated person" as defined in the Investment Company Act of 1940, as amended.
* Messrs. Chadha, Corniotes, DeMichele, Duer, Faust, Hisey, Lavery, Maher, McCosh, Miller and Stowe, and Mmes. Carnicelli, Carr-Waldron, Curcio, DiFalco, Evans, Gilfillan and Mosca hold similar offices with some or all of the other registered investment companies advised and/or distributed by Lexington Management Corporation or Lexington Funds Distributor, Inc. or Market Systems Research Advisors, Inc. The Board of Trustees met 5 times during the twelve months ended December 31, 1999, and each of the Trustees attended at least 75% of those meetings.

Remuneration of Trustees and Certain Executive Officers:

  Each Trustee is reimbursed for expenses incurred in attending each meeting of the Board of Trustee or any committee thereof up to a maximum of $9,000 per year for Trustees living outside the U.S. and $6,000 per year for Trustee living within the U.S. Each Trustee who is not an affiliate of the advisor is compensated for his or her services according to a fee schedule which recognizes the fact that each Trustee also serves as a Trustee of other investment companies advised by LMC. Each Trustee receives a fee, allocated among all investment companies for which the Trustee serves.

  Set forth below is information regarding compensation paid or accrued during the period January 1, 1999 to December 31, 1999 for each Trustee:


-----------------------------------------------------------------------------
                         Aggregate       Total Compensation      Number of
                     Compensation from     from Fund and     Directorships in
  Name of Trustee          Fund             Fund Complex        Fund Complex
-----------------------------------------------------------------------------
S.M.S. Chadha             $1,600               $24,006               15
Robert M. DeMichele          0                     0                 15
Beverly C. Duer           $1,946               $29,656               15
Barbara R. Evans             0                     0                 15
Richard M. Hisey             0                     0                  8
Jerard F. Maher           $1,488               $22,976               15
Andrew M. McCosh          $1,600               $24,006               15
Donald B. Miller          $1,600               $24,006               15
John G. Preston           $1,600               $24,006               15
Margaret W. Russell*      $1,243               $18,000              N/A
Philip C. Smith*          $1,326               $19,200              N/A
Allen H. Stowe            $1,600               $12,712               15
-----------------------------------------------------------------------------
* Retired


                Retirement Plan for Eligible Directors/Trustees

  Effective September 12, 1995, the Trustees instituted a Retirement Plan for Eligible Directors/Trustees (the "Plan") pursuant to which each Director/Trustee (who is not an employee of any of the Funds, the Advisor, Administrator or Distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board. Pursuant to the Plan, the normal retirement date is the date on which the eligible Director/Trustee has attained age 65 and has completed at least ten years of continuous and non-forfeited service with one or more of the investment companies advised by LMC (or its affiliates) (collectively, the "Covered Funds"). Each eligible Director/Trustee is entitled to receive from the Covered Fund an annual benefit commencing on the first day of the calendar quarter coincident with or next following his date of retirement equal to 5% of his compensation multiplied by the number of such Director/Trustee's years of service (not in excess of 15 years) completed with respect to any of the Covered Portfolios. Such benefit is payable to each eligible Trustee in quarterly installments for ten years following the date of retirement or the life of the Director/Trustee. The Plan establishes age 72 as a mandatory retirement age for Directors/Trustees; however, Director/Trustees serving the Funds as of September 12, 1995 are not subject to such mandatory retirement. Directors/Trustees serving the Funds as of September 12, 1995 who elect retirement under the Plan prior to September 12, 1996 will receive an annual retirement benefit at any increased compensation level if compensation is increased prior to September 12, 1997 and receive spousal benefits (i.e., in the event the Director/Trustee dies prior to receiving full benefits under the Plan, the Director/Trustee's spouse (if any) will be entitled to receive the retirement benefit within the 10 year period.)

  Retiring will be eligible to serve as Honorary Trustees for one year after retirement and will be entitled to be reimbursed for travel expenses to attend a maximum of two meetings.

  Set forth in the table below are the estimated annual benefits payable to an eligible Trustee upon retirement assuming various compensation and years of service classifications. As of December 31, 1999, the estimated credited years of service for Trustees Chadha, Duer, Maher, McCosh, Miller and Stowe are 4, 21, 4, 4, 25, and 3, respectively.

                 Highest Annual Compensation Paid by All Funds

                       $20,000               $25,000               $30,000               $35,000

      Years of
      Service                Estimated Annual Benefit upon Retirement
      --------         --------------------------------------------------------------------------------
        15             $15,000               $18,750               $22,500               $26,250
        14              14,000                17,500                21,000                24,500
        13              13,000                16,250                19,500                22,750
        12              12,000                15,000                18,000                21,000
        11              11,000                13,750                16,500                19,250
        10              10,000                12,500                15,000                17,500

               PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

  As a general matter, purchases and sales of portfolio securities by the Fund are placed by LMC or MSR with brokers and dealers who in their opinion will provide the Fund with the best combination of price (inclusive of brokerage commissions) and execution for its orders. However, pursuant to the Fund's investment management agreement, management consideration may be given in the selection of broker-dealers to research provided and payment may be made at a fee higher than that charged by another broker-dealer which does not furnish research services or which furnishes research services deemed to be of lesser value, so long as the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended are met. Section 28(e) was adopted in 1975 and specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached a fiduciary duty" solely because such person has caused the account to pay a higher commission than the lowest available under certain circumstances, provided that the person so exercising investment discretion makes a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion."

  Currently, it is not possible to determine the extent to which commissions that reflect an element of value for research services ("soft dollars") might exceed commissions that would be payable for execution services alone. Nor generally can the value of research services to the Fund be measured. Research services furnished might be useful and of value to LMC or MSR and its affiliates, in serving other clients as well as the Fund. On the other hand, any research services obtained by LMC or MSR or its affiliates from the placement of portfolio brokerage of other clients might be useful and of value to LMC or MSR in carrying out its obligations to the Fund.

  As a general matter, it is the Fund's policy to execute in the U.S. all transactions with respect to securities traded in the U.S. except when better price and execution can, in the judgment of management of the Fund, be obtained elsewhere. Over-the-counter purchases and sales are normally made with principal market makers, except where, in the opinion of management, the best executions are available elsewhere.

  In addition, the Fund may from time to time allocate brokerage commissions to firms which furnish research and statistical information to LMC or MSR or which render to the Fund services which LMC or MSR is not required to provide. The supplementary research supplied by such firms is useful in varying degrees and is of indeterminable value. No formula has been established for the allocation of business to such brokers. For the fiscal year ended December 31, 1997, the portfolio turnover rate for the Fund was 114.16% and the Fund paid $258,001 in brokerage commissions and of that amount, $106,488 was paid for with soft dollars. For the fiscal year ended December 31, 1998, the portfolio turnover rate for the Fund was 74.36% and the Fund paid $136,812 in brokerage commission and of that amount, $43,141 was paid for with soft dollars. For the fiscal year ended December 31, 1999, the portfolio turnover rate for the Fund was 41.74% and the Fund paid $ 58,268 in brokerage commissions and of that amount, $ 34,944 was paid for with soft dollars.

                            CAPITAL STOCK STRUCTURE

  Individual variable annuity contract holders and variable life insurance policy holders are not "shareholders" of the Fund. The Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies may pass through voting rights to their variable annuity contract or variable life insurance policy. Shares of the Fund are not offered directly to the general public.

Dividends, Distributions, Voting, Preemptive and Redemption Rights

  Shareholders of the Fund are given voting rights. Each share of the fund will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable life insurance or annuity contracts. Participating insurance companies provide variable annuity Contract Holders and Participants the right to direct the voting of Fund shares at shareholder meetings to the extent required by law. See the Separate Account prospectus for the Variable Contract for more information regarding the pass-through of these voting rights.

  Massachusetts business trust law does not require the fund to hold annual shareholder meetings, although special meetings may be cancelled for the Fund, for purposes such as electing or removing Trustees, changing fundamental policies or approving an investment management contract. A shareholders' meeting will be held after the Fund begins operations for the purpose of electing the initial Board of Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the fund. In addition, the holders of not less than two-thirds of the outstanding shares or other voting interests of the Fund may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as trustee, if requested in writing to do so by the holders of a person serving as trustee, if requested in writing to do so by the holders of not less than 10% of the outstanding shares of other voting interests of the Fund. The Fund is required to assist in shareholders' communications. In accordance with current laws, an insurance company issuing a variable life insurance or annuity contract that participates in the Fund will request voting instructions from Contract Holders and will vote shares or other voting interest in the Separate Account in proportion to the voting instructions received.

                                  TAX MATTERS

  The following is only a summary of certain additional federal income tax considerations that are not described in the Prospectus and generally affect the Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

  The Fund intends to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). If so qualified, the Fund will not be subject to federal income tax on its investment company taxable income and net capital gains to the extent that such investment company taxable income and net capital gains are distributed in each taxable year to the segregated asset accounts ("Accounts") of certain life insurance companies ("Participating Companies") that hold its shares. In addition, if the Fund distributes annually to the Accounts its ordinary income and capital gain net income, in the manner prescribed in the Code, it also will not be subject to the 4% federal excise tax otherwise applicable to a RIC on any of its undistributed income or gains. Distributions of net investment income and net short-term capital gains will be treated as ordinary income and distributions of net long-term capital gains will be treated as long-term capital gain in the hands of the insurance companies. Under current tax law, capital gains or dividends from the Fund are not currently taxable to a holder of a variable annuity contract (a "Contract") or variable life insurance policy (a "Policy") when left to accumulate within such Contract or Policy.

  Section 817(h) of the Code requires that investments of an Account of an insurance company be "adequately diversified," in accordance with Treasury Regulations promulgated thereunder, in order for the holders of the Contracts or Policies based on such account to receive the tax-deferred or tax- free treatment generally afforded holders of annuities or life insurance policies under the Code. The Department of the Treasury has issued Regulations under section 817(h) which, among other things, provide the manner in which an Account will treat investments in a RIC for purposes of the applicable diversification requirements. Under the Regulations, if a RIC satisfies certain conditions, the RIC will not be treated as a single investment of the Account for these purposes, but rather the Account will be treated as owning its proportionate share of each of the assets of the RIC. The Fund plans to satisfy these conditions at all times so that each Account of a Participating Company investing in the Fund will take into account its proportionate share of each of the assets of the Fund in determining whether it is adequately diversified under the Code and Regulations.

  For information concerning the federal income tax consequences to the holders of a Contract or Policy, such holders should consult the prospectuses for their particular Contract or Policy.

                            PERFORMANCE CALCULATION

  For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, rules promulgated by the Securities and Exchange Commission ("SEC"), a fund's advertising performance must include total return quotations calculated according to the following formula:

             P(1 + T) to the power of n = ERV
      Where:       P = a hypothetical initial payment of
                   T = average annual total return,
                   n = number of years (1, 5 or 10)
                       ending redeemable value of a hypothetical $1,000 payment, made at the beginning of the 1, 5 or 10 year period, at the end of such period (or fractional portion
                 ERV = thereof).

  Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1,5 and 10 year periods of the Fund's existence or such shorter period dating from the effectiveness of the Fund's Registration Statement. In calculating the ending redeemable value, the maximum sales load is deducted from the initial $1,000 payment and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value. Any recurring account charges that might in the future be imposed by the Fund would be included at that time.

  The Fund may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Fund with other measures of investment return. For example, in comparing the Fund's total return, the Fund calculates its aggregate total return for the specified periods of time by assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. Such alternative total return information will be given no greater prominence in advertising than the information prescribed under Item 21 of Form N-1A.

  The Fund's performance may be compared in advertising to the performance of other mutual funds in general, or of particular types of mutual funds, especially those with similar objectives. Such performance data may be prepared by Lipper Analytical Services, Inc. and other independent services which monitor the performance of mutual funds. The Fund may also advertise mutual fund performance rankings which have been assigned to it by such monitoring services.

  Pursuant to the SEC calculation, the Fund's average total rate of return for the one and five year and ten year period ended December 31, 1999 was 14.09%, 7.82% and 2.48%, respectively.

                               OTHER INFORMATION

  As of April 4, 2000, the following persons are known by fund management to have owned beneficially, directly or indirectly, 5% or more of the outstanding shares of the Fund: Aetna Life Insurance & Annuity, 151 Farmington Avenue, Hartford, CT 06156, 65%; Kemper Investors Life Insurance Company, 1 Kemper Drive, Long Grove, IL 60049, 15%; and Safeco Life Insurance Company, P.O. Box 34690, Seattle, WA 98124, 13%.

                                TRANSFER AGENT

  State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02181, has been retained to act as the transfer agent and dividend disbursing agent.

                                   CUSTODIAN

  Chase Manhattan Bank, N.A. 1211 Avenue of the Americas, New York, New York 10036 has been retained to act as custodian for the Fund's portfolio securities including those to he held by foreign banks and foreign securities depositories that qualify as eligible foreign custodians under the rules adopted by the Securities and Exchange Commission and for the Fund's domestic securities and other assets.

                       COUNSEL AND INDEPENDENT AUDITORS

  Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, New York 10022 will pass upon legal matters for the Fund in connection with the offering of its shares. KPMG LLP, 757 Third Avenue, New York, New York 10017, has been selected as independent auditors for the Fund for the fiscal year ending December 31, 2000.

Independent Auditors' Report

The Board of Trustees and Shareholders
Lexington Natural Resources Trust:

   We have audited the accompanying statement of net assets (including the portfolio of investments) and assets and liabilities of Lexington Natural Resources Trust as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Natural Resources Trust as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                KPMG LLP

New York, New York
February 7, 2000

Lexington Natural Resources Trust
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1999




Number
  of                                         Value
Shares               Security               (Note 1)
-----------------------------------------------------
        COMMON STOCKS: 92.8%
        Basic Materials: 4.0%
31,000  Martin Marietta Materials, Inc.... $1,271,000
                                           ----------
        Chemicals: 4.9%
 6,000  Dow Chemical Company..............    801,750
23,500  Geon Company......................    763,750
                                           ----------
                                            1,565,500
                                           ----------
        Energy Sources: 60.1%
20,000  Anadarko Petrol Corporation.......    682,500
20,000  Apache Corporation................    738,750
33,000  Avatar Holdings, Inc..............    587,813
15,000  BP Amoco plc......................    889,687
20,000  Burlington Resources, Inc.
         (ADR)............................    661,250
 7,500  Chevron Corporation...............    649,687
 6,000  Coastal Corporation...............    212,625
23,000  Columbia Energy Group.............  1,454,750
20,000  Diamond Offshore Drilling, Inc....    611,250
33,000  Enron Corporation.................  1,464,375
15,100  Exxon Mobil Corporation...........  1,216,494
25,000  Halliburton Company...............  1,006,250
41,500  Noble Affiliates, Inc.............    889,656
12,000  Royal Dutch Petroleum Company--
         NY Shares/1/ ....................    725,250
22,500  Schlumberger, Ltd.-NY Shares......  1,265,625
20,000  Texaco, Inc.......................  1,086,250
17,000  The AES Corporation/1/ ...........  1,270,750
19,000  The Williams Companies, Inc.......    580,687
20,000  Total Fina S.A. (ADR).............  1,385,000
 4,356  Transocean Sedco Forex, Inc./1/ ..    146,743
20,000  Unocal Corporation................    671,250
15,000  Valero Energy Corporation.........    298,125
10,000  Vastar Resources, Inc.............    590,000
                                           ----------
                                           19,084,767
                                           ----------

 Number of
 Shares or
 Principal                                                              Value
   Amount                          Security                            (Note 1)
--------------------------------------------------------------------------------
            COMMON STOCKS (continued):
            Ferous Metals: 8.2 %
     15,700 Alcoa, Inc............................................   $ 1,303,100
     13,500 Rio Tinto plc.........................................     1,279,125
                                                                     -----------
                                                                       2,582,225
                                                                     -----------
            Paper And Forest Products: 15.6%
     23,200 Georgia Pacific Corporation...........................     1,177,400
     20,000 International Paper Company...........................     1,128,750
     20,500 The Mead Corporation..................................       890,469
     13,400 Weyerhaeuser Company..................................       962,288
     17,000 Willamette Industries, Inc............................       789,438
                                                                     -----------
                                                                       4,948,345
                                                                     -----------
            TOTAL COMMON STOCKS
            (cost $28,134,207)....................................    29,451,837
                                                                     -----------
            SHORT-TERM INVESTMENT: 6.1%
            U.S. Government Obligation: 6.1%
 $2,000,000 U.S. Treasury Bills, 5.57%,
             due 06/22/00
             (cost $1,948,581) ...................................     1,948,035
                                                                     -----------
            TOTAL INVESTMENTS: 98.9%
            (cost $30,082,788+)(Note 1)...........................    31,399,872
            Other assets in excess of liabilities: 1.1%...........       337,265
                                                                     -----------
            TOTAL NET ASSETS: 100.0%
            (equivalent to $12.51 per share
             on 2,536,111 shares
             outstanding).........................................   $31,737,137
                                                                     ===========

--------
/1/Non-income producing security.
ADR - American Depository Receipt.
+ Aggregate cost for Federal income tax purposes is identical.

   The Notes to Financial Statements are an integral part of this statement.

Lexington Natural Resources Trust
Statement of Assets and Liabilities
December 31, 1999

Assets
Investments, at value (cost $30,082,788) (Note 1)................... $31,399,872
Cash................................................................     430,808
Receivable for fund shares sold.....................................         953
Dividends and interest receivable...................................      14,987
                                                                     -----------
   Total Assets.....................................................  31,846,620
                                                                     -----------
Liabilities
Due to Lexington Management
 Corporation (Note 2) ..............................................      26,150
Payable for fund shares redeemed....................................      51,861
Accrued expenses....................................................      31,472
                                                                     -----------
   Total Liabilities................................................     109,483
                                                                     -----------
Net Assets (equivalent to $12.51 per share on 2,536,111 shares outstanding) (Note 3).............................................. $31,737,137
                                                                     ===========
Net Assets consist of:
Additional paid-in-capital.......................................... $31,494,489
Undistributed net investment income.................................     113,523
Accumulated net realized loss on investments (Note 6)...............  (1,187,959)
Unrealized appreciation of investments .............................   1,317,084
                                                                     -----------
   Total Net Assets................................................. $31,737,137
                                                                     ===========

Lexington Natural Resources Trust
Statement of Operations
Year ended December 31, 1999

Investment Income
 Dividends...............................................  $  509,637
 Interest................................................      64,618
                                                           ----------
                                                              574,255
 Less: foreign tax expense...............................      10,228
                                                           ----------
 Total investment income.................................             $  564,027
Expenses
 Investment advisory fee (Note 2)........................     338,700
 Professional fees.......................................      30,437
 Custodian expenses......................................       5,014
 Transfer agent..........................................       1,552
 Printing and mailing expenses...........................       5,380
 Directors' fees and expenses............................      16,945
 Accounting expenses (Note 2)............................      29,990
 Registration fees.......................................       1,231
 Computer processing fees................................      11,475
 Other expenses..........................................       9,712
                                                           ----------
 Total expenses..........................................                450,436
                                                                      ----------
 Net investment income...................................                113,591
Realized and Unrealized Gain on Investments (Note 4)
Net realized gain on investments.........................   1,242,484
Net change in unrealized appreciation of investments.....   2,883,412
                                                           ----------
Net realized and unrealized gain.........................              4,125,896
                                                                      ----------
Increase in Net Assets Resulting from Operations.........             $4,239,487
                                                                      ==========

  The Notes to Financial Statements are an integral part of these statements.

Lexington Natural Resources Trust
Statement of Changes in Net Assets
Years ended December 31, 1999 and 1998


                                                          1999         1998
                                                       -----------  -----------
Operations:
Net investment income................................  $   113,591  $   201,733
Net realized gain (loss) from investments............    1,242,484   (2,286,879)
Net change in unrealized appreciation (depreciation)
 of investments .....................................    2,883,412   (8,067,438)
                                                       -----------  -----------
  Net increase (decrease) in net assets resulting
   from operations...................................    4,239,487  (10,152,584)
                                                       -----------  -----------


Distributions to Shareholders: (Note 1)
Distributions to shareholders from net investment
 income..............................................     (201,233)    (246,500)
Distributions to shareholders from net realized gains
 from security transactions..........................       --       (2,842,852)
                                                       -----------  -----------
 Decrease in net assets from distributions...........     (201,233)  (3,089,352)
                                                       -----------  -----------


Capital Share Transactions: (Note 3)
Proceeds from sale of shares.........................   11,201,809    8,218,783
Reinvested dividends.................................      201,233    3,089,351
Cost of shares redeemed..............................  (19,122,133) (27,911,086)
                                                       -----------  -----------
 Net decrease in net assets from capital share
  transactions.......................................   (7,719,091) (16,602,952)
                                                       -----------  -----------
Net decrease in net assets...........................   (3,680,837) (29,844,888)


Net Assets:
Beginning of period..................................   35,417,974   65,262,862
                                                       -----------  -----------
End of period (including undistributed net investment
 income of $113,523 and $201,165 in 1999 and 1998,
 respectively).......................................  $31,737,137  $35,417,974
                                                       ===========  ===========

  The Notes to Financial Statements are an integral part of these statements.
-------------------------------------------------------------------------------
Lexington Natural Resources Trust
Notes to Financial Statements
December 31, 1999 and 1998

1.Significant Accounting Policies
Lexington Natural Resources Trust (the "Trust") is an open-end non-diversified management investment company registered under the Investment Company Act of 1940, as amended. The Trust's investment objective is to seek long-term growth of capital through investment primarily in common stock of companies which own, or develop natural resources and other basic commodities, or supply goods and services to such companies. With the exception of shares held in connection with initial capital of the Trust, shares of the Trust are currently being offered only to participating insurance companies for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies issued by the participating insurance companies. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

Lexington Natural Resources Trust
Notes to Financial Statements
December 31, 1999 and 1998 (continued)


1.Significant Accounting Policies (continued)
   Investments Securities transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked prices is used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked prices. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by management in good faith under the direction of the Trust's Board of Trustees. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

   Federal Income Taxes It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

   Distributions Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Trust may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1999, reclassifications were made to the Trust's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

   Use of Estimates The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.Investment Advisory Fee and Other Transactions with Affiliate
The Trust pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 1.00% of the Trust's average daily net assets. LMC has entered into a sub-advisory management contract with Market Systems Research Advisors, Inc. ("MSR"), a registered investment advisor, under which MSR will provide the Trust with certain investment management and administrative services. Pursuant to the terms of the sub-advisory contract between LMC and MSR, LMC pays MSR a monthly sub-advisory fee of 0.50% of the Trust's average daily net assets. For 1999, the investment advisor has voluntarily agreed to reimburse the Trust if total annual expenses (including management fees, but excluding interest, taxes, brokerage commission and extraordinary expenses) exceed 2.50% of the Trust's average net assets. No reimbursement was required for the year ended December 31, 1999.

The Trust also reimburses LMC for certain expenses, including accounting costs of $29,990, which are incurred by the Trust, but paid by LMC.

Lexington Natural Resources Trust
Notes to Financial Statements
December 31, 1999 and 1998 (continued)


3.Capital Stock
Transactions in capital stock were as follows:

                                              Year ended
                              December 31, 1999         December 31, 1998
                            -----------------------  ------------------------
                              Shares      Amount       Shares       Amount
                              ------      ------       ------       ------
Shares sold................    902,368  $11,201,809     588,215  $  8,218,783
Shares issued on
 reinvestment of
 dividends.................     15,895      201,233     274,122     3,089,351
                            ----------  -----------  ----------  ------------
                               918,263   11,403,042     862,337    11,308,134
Shares redeemed............ (1,593,749) (19,122,133) (2,026,593)  (27,911,086)
                            ----------  -----------  ----------  ------------
Net decrease...............   (675,486) $(7,719,091) (1,164,256) $(16,602,952)
                            ==========  ===========  ==========  ============

4.Investment Transactions
The cost of purchases and proceeds from sales of investments for the year ended December 31, 1999, excluding short-term securities, were $14,556,647 and $24,532,732, respectively.

At December 31, 1999, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $3,535,039 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $2,217,955.

5.Investment and Concentration Risks
The Trust makes significant investments in foreign securities and has a policy of investing in the securities of companies that own or develop natural resources and other basic commodities, or supply goods and services to such companies. There are certain risks involved in investing in foreign securities or concentrating in specific industries such as natural resources that are in addition to the usual risks inherent in domestic investments. These risks include those resulting from future adverse political and economic developments, as well as the possible imposition of foreign exchange or other foreign governmental restrictions or laws, all of which could affect the market and/or credit risk of the investments.

6.Federal Income Taxes-Capital Loss Carryforwards
Capital loss carryforwards available for Federal income tax purposes as of December 31, 1999 are $1,187,960 expiring in 2006.

To the extent any future capital gains are offset by these losses, such gains may not be distributed to contractholders.

7.Tax Information (unaudited)
The following tax information represents the designation of various tax benefits relating to the year ended December 31, 1999:
The percentage of investment company taxable income eligible for the dividends received deduction available to certain corporate shareholders with respect to the fiscal year ended December 31, 1999 is 100%.
The percentage of ordinary income distributions paid by the Trust derived from agency and direct obligations of the United States government were as follows:

            U.S. Treasury......................... 11.48%
            Federal Home Loan Bank................  9.14

Lexington Natural Resources Trust
Financial Highlights


Selected per share data for a share outstanding throughout the period:

                                          Year ended December 31,
                                  --------------------------------------------
                                   1999      1998     1997     1996     1995
                                  -------  --------  -------  -------  -------
Net asset value, beginning of
 period..........................  $11.03    $14.91   $14.29   $11.30   $ 9.71
                                  -------  --------  -------  -------  -------
Income (loss) from investment
 operations:
 Net investment income...........    0.06      0.08     0.06     0.05     0.06
 Net realized and unrealized gain
  (loss) on investments..........    1.50     (2.98)    1.00     2.99     1.58
                                  -------  --------  -------  -------  -------
Total income (loss) from
 investment operations...........    1.56     (2.90)    1.06     3.04     1.64
                                  -------  --------  -------  -------  -------
Less distributions:
 Dividends from net investment
  income.........................   (0.08)    (0.08)   --       (0.05)   (0.05)
 Distributions from net realized
  gains..........................   --        (0.90)   (0.44)   --       --
                                  -------  --------  -------  -------  -------
Total distributions..............   (0.08)    (0.98)   (0.44)   (0.05)   (0.05)
                                  -------  --------  -------  -------  -------
Net asset value, end of period...  $12.51    $11.03   $14.91   $14.29   $11.30
                                  =======  ========  =======  =======  =======


Total return.....................  14.09%  (19.62)%    7.15%   26.89%   16.87%


Ratio to average net assets:
 Expenses........................   1.33%     1.29%    1.25%    1.42%    1.47%
 Net investment income...........   0.34%     0.42%    0.39%    0.40%    0.56%
Portfolio turnover rate..........  41.94%    74.36%  114.16%  102.76%  149.18%
Net assets, end of period (000's
 omitted)........................ $31,737   $35,418  $65,263  $37,934  $16,955

PART C.     OTHER INFORMATION
-------     -----------------
Item 24.    Financial Statements and Exhibits - List
            ----------------------------------------
     The Annual Report for the year ending December 31, 1999 was filed electronically on February 28, 2000 (as form type N-30D).


   (a) Financial statements:
       ---------------------
       Report of Independent Auditors
       dated February 7, 2000

       Statement of Net Assets
       (including the Portfolio of
       Investments) at December 31, 1999

       Statement of Assets and
       Liabilities at December 31, 1999

       Statement of Operations
       for the year ended December 31, 1999

       Statement of Changes in Net Assets for
       the year ended December 31, 1999 and 1998

       Notes to Financial Statements


Schedules II-VII and other Financial Statements, for which provisions are made in the applicable accounting regulations of the Securities and Exchange Commission, are omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes thereto.

    (1)    Includes the information required by Schedule I.

    (2) Includes the information required by the Statement of Realized Gain or Loss on Investments

ITEM 24.    Financial Statements and Exhibits - List
            ----------------------------------------
(b) Exhibits:

1.   Declaration of Trust - Filed electronically on 4/10/97 -
     Incorporated by reference

2.   By-Laws - Filed electronically on 4/10/97 -
     Incorporated by reference

3.   Not Applicable

4.   Rights of Holders - Filed electronically on 4/24/98 -
     Incorporated by reference

5. Investment Advisory Agreement between Registrant and Lexington Management Corporation - Filed Electronically on April 29, 1996 - Incorporated by reference

5a.  Sub-Advisory Investment Management Agreement between
     Registrant & Market Systems Research Advisors, Inc.- Filed electronically on April 29, 1996 - Incorporated by reference

6. Distribution Agreement between Registrant and Lexington Funds Distributor, Inc. - Filed electronically on 4/10/97 - Incorporated by reference

7.   Retirement Plan for Eligible Trustees - Filed electronically
     On 4/24/98 - Incorporated by reference

8a.  Form of Custodian Agreement between
     Registrant and Chase Manhattan Bank, N.A. -
     Filed electronically on 4/28/95 -
     Incorporated by reference

8b. Transfer Agency Agreements between Registrant and State Street Bank and Trust Company - Filed Electronically on April 29, 1996 - Incorporated by reference

9.   Form of Administrative Services Agreement between
     Registrant and Lexington Management Corporation -
     Filed electronically on 4/28/95 -
     Incorporated by reference

10. Opinion of Counsel as to Legality of Securities being registered - Filed electronically on 4/24/98 - Incorporated by reference

11.  Consents
     (a) Consent of Counsel                              Filed electronically
     (b) Consent of Independent Auditors                 Filed electronically

12.  Not Applicable

13.  Not Applicable

14.  Not Applicable

15.  Not Applicable

16.  Performance Calculation - Filed electronically on 4/24/98 -
     Incorporated by reference

Item 25.    Persons Controlled by or under Common Control with Registrant
            -------------------------------------------------------------
     Furnish a list or diagram of all persons directly or indirectly controlled by or under common control with the Registrant and as to each such person indicate (1) if a company, the state or other sovereign power under the laws of which it is organized, (2) the percentage of voting securities owned or other basis of control by the person, if any, immediately controlling it.

     None.


Item 26.    Number of Holders of Securities
            -------------------------------
     State in substantially the tabular form indicated, as of a specified date within 90 days prior to the date of filing, the number of record holders of each class of securities of the Registrant.

     The following information is given as of April 16, 2000:

     Title of Class                              Number of Record Holders
     --------------                              ------------------------
     Shares of beneficial interest                           15
     (no par value)


Item 27.    Indemnification
            ---------------
     State the general effect of any contract, arrangements or statute under which any trustee, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any trustee, officer, affiliated person or underwriter for their own protection.

     Under the terms of the General Laws of the State of Massachusetts and the Trust's Restated Declaration of Trust, the Trust shall indemnify each of its Trustees to receive such indemnification (including those who serve at its request as directors, officers or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise), against all liabilities and expenses, including amounts paid in satisfaction of judgements, in compromise of fines and penalties, and counsel fees, reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding by the Trust or any other person, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of this being or having been such a Trustee, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith or with willful misfeasance or reckless disregard of duties or gross negligence; provided, however, that as to any matter disposed of by a compromise payment by such Trustee, officer, employee or agent, pursuant to a consent, decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent counsel approved by the Trustee to the effect that if the foregoing matter had been adjudicated they would likely have been adjudicated in favor of such Trustee, officer, employee or agent. The rights accruing to any Trustee, officer, employee or agent under these provisions shall not exclude any other right to which he may lawfully be titled; provided, however, that no Trustee, officer, employee or agent may satisfy any right of indemnity or reimbursement granted herein or to which he may otherwise be entitled except out of Trust Property, and no Shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under the Declaration of Trust, provided that the indemnified Trustee, officer, employee or agent shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is entitled to such indemnification.


Item 28.    Business and Other Connections of Investment Adviser
            ----------------------------------------------------
     Describe any other business, profession, vocation or employment of a substantial nature in which the investment adviser of the Registrant, and each director, officer or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee.

     See Prospectus Part A and Statement of Additional Information Part B ("Management of the Fund").


Item 29.    Principal Underwriters
            ----------------------
  (a)    Lexington Money Market Trust
         Lexington Growth and Income Fund, Inc.
         Lexington GNMA Income Fund, Inc.
         Lexington Global Income Fund
         Lexington Worldwide Emerging Markets Fund, Inc.
         Lexington Goldfund, Inc.
         Lexington Global Corporate Leaders Fund, Inc.
         Lexington Natural Resources Trust
         Lexington Corporate Leaders Trust Fund
         Lexington Silver Fund, Inc.
         Lexington International Fund, Inc.
         Lexington Emerging Markets Fund, Inc.
         Lexington Small Cap Asia Growth Fund, Inc.
         Lexington Troika Dialog Russia Fund, Inc.
         Lexington Global Technology Fund, Inc.

29 (b)

                        Position and Offices               Position and
Name and Principal      with Principal                     Offices with
Business Address        Underwriter                         Registrant
------------------      --------------------               ------------
Peter Corniotes*        Assistant Secretary              Asst. Secretary

Lisa Curcio*            Vice President and               Secretary
                        Secretary

Robert M. DeMichele*    Chief Executive Officer          Chairman of the
                        and Chairman                     Board and President

Richard M. Hisey*       Chief Financial Officer,         Vice President &
                        Vice President & Trustee        Treasurer

Richard Lavery*         Vice President                   Vice President

Janice McInerney*       Assistant Treasurer              None


(c)
Not Applicable.

*P.O. Box 1515
 Saddle Brook, New Jersey  07663

Item 30.  Location of Accounts and Records
          --------------------------------
          With respect to each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and the Rules (17 CFR 270, 31a-1 to 31a-3) promulgated thereunder, furnish the name and address of each person maintaining physical possession of each such account, book or other document.

          The Registrant, Lexington Natural Resources Trust, Park 80 West Plaza Two, Saddle Brook, New Jersey 07663 will maintain physical possession of each such account, book or other document of the Company, except for those maintained by the Registrant's Custodian, Chase Manhattan Bank, N.A., 1211 Avenue of the Americas, New York, New York 10036, or Transfer Agent, State Street Bank and Trust Company, c/o National Financial Data Services, City Center Square, 1100 Main, Kansas City, Missouri 64105.


Item 31.  Management Services
          -------------------
          Furnish a summary of the substantive provisions of any management-related service contract not discussed in Part A or B of this Form (because the contract was not believed to be material to a purchaser of securities of the Registrant) under which services are provided to the Registrant, indicating the parties to the contract, the total dollars paid and by whom for the last three fiscal years.

          None.


Item 32.  Undertakings -
          ------------
          The Registrant, Lexington Natural Resources Trust undertakes to furnish a copy of the Fund's latest annual report, upon request and without charge, to every person to whom a prospectus is delivered.

          The Registrant will hold a meeting of its public shareholders, if requested to do so by the holders of at least 10 percent of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communications with other shareholders.

                                                 Registration No. 33-26116


                    Securities and Exchange Commission

                          Washington, D.C.  20549



                                 Exhibits

                                Filed With

                                 Form N-1A




                     LEXINGTON NATURAL RESOURCES TRUST

                               EXHIBIT INDEX



The following documents are being filed electronically as exhibits to this filing:


Consent of Kramer, Levin, Naftalis & Frankel

Consent of independent auditors for the inclusion of their report herein

                                SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it has met all of the requirements for effectiveness of this amendments to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to be signed on its behalf by the Undersigned, thereunto duly authorized, in the City of Saddle Brook and State of New Jersey, on the 28th day of April, 2000.


                              LEXINGTON NATURAL RESOURCES TRUST


                              /s/ Robert M. DeMichele
                              ________________________________________
                              By Robert M. DeMichele
                                 Chairman of the Board


     Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.


Signature                     Title                          Date

/s/ Robert M. DeMichele
__________________________    Chairman of the Board    April 28, 2000
Robert M. DeMichele           Principal Executive
                              Officer

/s/ Richard M. Hisey
__________________________    Principal Financial      April 28, 2000
Richard M. Hisey              and Accounting Officer
                              and Trustee

/s/ Lisa Curcio
__________________________    Principal Compliance     April 28, 2000
Lisa Curcio                   Officer


*SMS Chadha                   Trustee                 April 28, 2000
__________________________
 SMS Chadha


*Beverley C. Duer, P.E.       Trustee                 April 28, 2000
__________________________
 Beverley C. Duer, P.E.


*Barbara R. Evans             Trustee                 April 28, 2000
__________________________
 Barbara R. Evans

Signature                     Title                           Date

*Jerard F. Maher              Trustee                 April 28, 2000
_________________________
 Jerard F. Maher


*Andrew M. McCosh             Trustee                 April 28, 2000
_________________________
 Andrew M. McCosh


*Donald B. Miller             Trustee                 April 28, 2000
_________________________
 Donald B. Miller


*Allen H. Stowe               Trustee                 April 28, 2000
_________________________
 Allen H. Stowe




     /s/ Lisa Curcio
*By: ______________________
     Lisa Curcio
     Attorney-in-Fact